Summary Prospectus Supplement

September 25, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 25, 2024 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2024

Passport Overseas Equity Portfolio (the "Fund")

Effective immediately, Didier Rosenfeld will serve as co-portfolio manager of the Fund with Jitania Kandhari, and Ben V. Rozin will no longer serve as a co-portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Passport Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jitania Kandhari	Managing Director of the Adviser	April 2017
Didier Rosenfeld	Executive Director of the Adviser	September 2024

Please retain this supplement for future reference.

  IFIPOESUMPROSPT 9/24